Exhibit 99.1

GigCapital, Inc. Announces the Separate Trading of its Common Stock, Rights and Warrants, Commencing January 17, 2018

PALO ALTO, Calif., — January 16, 2018 — GigCapital, Inc. (NYSE: GIG.U) (the “Company”), a Delaware corporation that is an emerging-growth blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses, also known as a Special Purpose Acquisition Company, or SPAC, today announced that holders of the Company’s public units may elect to separately trade the common stock, rights and warrants underlying such public units commencing on January 17, 2018. Each public unit consists of one share of common stock, one right to receive one-tenth (1/10) of one share of common stock upon the Company’s completion of an initial business combination and three-fourths (3/4) of one warrant to purchase one share of common stock for an exercise price of $11.50 per whole share of common stock. For each public unit, a whole share of common stock and a whole right will be issued. Furthermore, although each public unit also contains three-quarters (3/4) of one warrant to purchase one share of common stock, no fractional warrants will be issued upon separation of the public units and only whole warrants will trade. In addition, only whole warrants are exercisable. Those public units not separated will continue to trade under the symbol “GIG.U”. The common stock, rights and warrants are expected to trade under the symbols “GIG,” “GIG RT”, and “GIG WS”, respectively. Holders of the public units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the public units into shares of common stock, rights and warrants.

The units were initially offered by the Company in an underwritten offering and Cowen and Chardan acted as bookrunners for the offering.

Registration statements relating to the offering of the public units and the underlying securities have been filed by the Company and were declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on December 7, 2017 and December 8, 2017, respectively.

A final prospectus relating to and describing the final terms of the offering of the public units has been filed with the SEC and is available on the SEC’s website located at http://www.sec.gov or may be obtained from Cowen and Company, LLC c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY, 11717, Attn: Prospectus Department. Phone (631) 274-2806 / Fax (631) 254-7140. This news release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About GigCapital, Inc.

GigCapital, Inc. (NYSE: GIG.U), a Delaware corporation, is a blank check, emerging-growth company (known also as a Special Purpose Acquisition Company, or SPAC), based in Palo Alto, California. The Company was formed in October 2017 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses, as soon as the appropriate opportunity is identified.

Note Concerning Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our or our management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,”

“may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital’s filings with the SEC, and in GigCapital’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to GigCapital as of the date hereof, and GigCapital assumes no obligation to update any forward-looking statement.

Investor Contact:

Darrow Associates, Inc.

Jim Fanucchi, (408) 404-5400

ir@gigcapitalglobal.com